Exhibit 10.7
Personal and Confidential
August 13, 2022
c/o Endo International plc
First Floor, Minerva House, Simmonscourt Road
Ballsbridge, Dublin, Ireland
Re:    Employment Agreement Extension
Dear Patrick:
In connection with the accelerated payment of your 2023 incentive compensation, Endo International plc (“Endo” or the “Company”) wishes to amend your employment agreement with the Company, dated as of April 26, 2020 (the “Employment Agreement”), as set forth in this letter agreement (this “Amendment”). Effective as of the date hereof, the Employment Agreement is hereby amended as follows:
1.Section 1 of the Employment Agreement is hereby amended by replacing the reference to “the third anniversary thereof” with “March 31, 2024”.
Except as otherwise modified herein, all of the terms of your Employment Agreement shall remain in full force and effect. Sections 14 and 15 of the Employment Agreement are hereby incorporated by reference herein.
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Please direct any questions to Tracy Basso, Chief Human Resources Officer.

Very truly yours,

ENDO INTERNATIONAL PLC

By:	/S/ Blaise Coleman
Blaise Coleman
President and CEO

The above terms and conditions accurately reflect our understanding regarding the Amendment, and I hereby confirm my agreement to the same.

/S/ Patrick Barry
Name:	Patrick Barry

8/13/2022
Date: